                                                                   EXHIBIT 10.27

                              ROSE HILLS COMPANY

                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT

     Reference is made to that certain Credit Agreement, dated as of November 19, 1996 (as amended through the date hereof, the "Credit Agreement"), by and among ROSE HILLS HOLDINGS CORP., a Delaware corporation (formerly known as Tudor Holdings Company) ("Holdings"), ROSE HILLS COMPANY, a Delaware corporation (formerly known as Tudor Acquisition Corp.) ("Borrower"), GOLDMAN SACHS CREDIT PARTNERS L.P. (as successor to Goldman, Sachs & Co.), as syndication agent and arranging agent (in such capacities, "Syndication Agent" and "Arranging Agent", respectively), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO (each individually referred to herein as a "Lender" and collectively as "Lenders") and THE BANK OF NOVA SCOTIA ("Scotiabank") as administrative agent for Lenders (in such capacity, "Administrative Agent"), which Credit Agreement is hereby amended by this SECOND AMENDMENT, dated as of April 27, 2001 (this "Second Amendment"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.


                                   RECITALS:

     WHEREAS, Holdings, Borrower and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein to (i) allow the Borrower to enter into certain subleases and (ii) allow Scotiabank to extend its Revolving Loan Commitment to April 1, 2003.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

          1.1  Amendments to Section 1: Certain Defined Terms.
               -----------------------------------------------

          A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

               "San Fernando Purchase Option" means an option granted to Grupo Deco America to purchase the San Fernando Property in an amount of no less than $650,000 upon the expiration of the initial five-year term of the San Fernando Lease on terms and conditions reasonably satisfactory to the Agents.

               "Second Amendment" means the Second Amendment dated April 27, 2001 to this Agreement by and among Holdings, Borrower, Lenders as of the date of such amendment and the Agents.

               "Second Amendment Closing Date" has the meaning assigned to that term in the Second Amendment.

          B. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Clean-Down Period" and "Revolving Loan Commitment Termination Date" in their entirety and replacing them with the following:

          "Clean-Down Period" means a period of thirty consecutive days during which no more than $0 in aggregate principal amount of the sum of the Revolving Loans and Swing Line Loans is outstanding at any time during such period. A Clean-Down Period shall be deemed to have occurred on the last day of any such period.

          "Revolving Loan Commitment Termination Date" means November 1, 2001;

     provided, however, that with respect to the Revolving Loan Commitment
     --------  --------
     provided by Scotiabank, the "Revolving Loan Commitment Termination Date" shall mean April 1, 2003; provided, further, however, that on the Second
                               --------  -------  -------
     Amendment Closing Date, Scotiabank's Revolving Loan Commitment shall be $10,000,000.

          1.2  Amendments to Section 2.4B(iii):  Mandatory Prepayments.
               --------------------------------------------------------

          Subsection 2.4B(iii)(h) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "(h)  Prepayments of Revolving Loans and Swing Line Loans during a
                ------------------------------------------------------------
     Clean-Down Period.  It being understood that the Borrower has met any
     -----------------
     Clean-Down Period requirement for the year 2001, if on December 1 of each year commencing on December 1, 2002, a Clean-Down Period shall not have occurred since January 30 of such year, Borrower shall prepay all outstanding Revolving Loans and/or Swing Line Loans in an amount necessary to reduce the sum of the aggregate outstanding principal amount of Revolving Loans and Swing Line Loans to $0, which amount may not be exceeded until the Clean-Down Period for such year has ended. Borrower shall notify the Administrative Agent of the occurrence of a Clean-Down Period."

          1.3  Amendments to Section 3:  Letters of Credit.
               --------------------------------------------

     Section 3.1 of the Credit Agreement is hereby amended by deleting Subsection 3.1A(ii) in its entirety and replacing it with the foregoing:

          "(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $1,000,000; or"

     1.4  Amendments to Section 7: Negative Covenants.
          -------------------------------------------

     Section 7.7 of the Credit Agreement is hereby amended by deleting the word "and" at the conclusion of Subsection 7.7(viii), by deleting the "." at the conclusion of Subsection 7.7(ix) and replacing it with ";" and by adding the following new paragraphs (x) and (xi) at the conclusion thereof

          "(x) Borrower may grant the San Fernando Purchase Option and may sell the San Fernando Property in connection therewith; provided that the
                                                        --------
     Borrower shall apply the Net Asset Sale Proceeds of any such sale to prepay the Loans notwithstanding any contrary provisions set forth in Subsection 2.4B(iii)(a), in the manner set forth in Subsections 2.4B(iv)(b) and 2.4B(iv)(c); and

          (xi)  Borrower may sell and sublease the properties described on

     Schedule 7.7(xi); provided, that in the event of a sale, the consideration,
     ----------------  --------
     terms and conditions of such sale shall be reasonably satisfactory to the Agents; provided, further, that Borrower shall apply the Net Asset Sale
             --------  -------
     Proceeds of any sale (together with all periodic payments received on any notes received in lieu of cash proceeds) to prepay the Loans notwithstanding any contrary provisions set forth in Subsection 2.4B(iii)(a), in the manner set forth in Subsections 2.4B(iv)(b) and 2.4B(iv)(c)."


SECTION 2.  CONDITIONS PRECEDENT TO EFFECTIVENESS

     2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "Second Amendment Closing Date"):

     (a) The Borrower, Holdings, Scotiabank and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

     (b) The Agents shall have received an opinion of counsel to the Borrower in form and substance reasonably satisfactory to the Agents.

     (c) As of the Second Amendment Closing Date, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all respects on and as of the Second Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

     (d) As of the Second Amendment Closing Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

     (e) Scotiabank shall have received a new Revolving Note to reflect the extension of the Revolving Loan Commitment Termination Date.

     (f) The Agents shall have received all fees and other amounts due and payable on or prior to the Second Amendment Closing Date, including, to the extent invoiced, reimbursement or other payment of all legal and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

     (g) The Agents and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Agents or Lenders may reasonably request.


SECTION 3.  REPRESENTATIONS AND WARRANTIES

     3.1 In order to induce Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents is true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.


SECTION 4.  ACKNOWLEDGMENT AND CONSENT

     4.1 Each of Rose Hills Holdings Corp., RH Mortuary Corporation, Rose Hills, Inc., RH Satellite Properties, Corp., A.L. Cemetery, Harbor Lawn Memorial Park, Inc., Colton Funeral Chapel, Inc., Custer Christiansen Covina Mortuary, Inc., Dimond Service Corporation, Glasband-Willen Mortuaries, Grove Colonial Mortuary, Inc., Neel Funeral Directors, Inc., Richardson-Peterson Mortuary, Inc., San Fernando Mortuary, Inc., White Funeral Home, Inc., Rose Hills Mortuary, Inc. and Rose Hills Mortuary, L.P., has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Holdings Guaranty and Subsidiary Guaranty. Each of Rose Hills Holdings Corp., RH Mortuary Corporation, Rose Hills, Inc., RH Satellite Properties, Corp., A.L. Cemetery, Harbor Lawn Memorial Park, Inc., Colton Funeral Chapel, Inc., Custer Christiansen Covina Mortuary, Inc., Dimond Service Corporation, Glasband-Willen Mortuaries, Grove Colonial Mortuary, Inc., Neel Funeral Directors, Inc., Richardson-Peterson Mortuary, Inc., San Fernando Mortuary, Inc., White

Funeral Home, Inc., Rose Hills Mortuary, Inc. and Rose Hills Mortuary, L.P., are collectively referred to herein as the "Credit Support Parties", and the Holdings Guaranty, the Holdings Pledge Agreement, the Subsidiary Guaranty and the Subsidiary Pledge Agreement are collectively referred to herein as the "Credit Support Documents".

     4.2 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all Guarantied Obligations under the Holdings Guaranty and Subsidiary Guaranty and Secured Obligations under the Holdings Pledge Agreement and Subsidiary Pledge Agreement, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such Guarantied Obligations under each of the Holdings Guaranty and Subsidiary Guaranty and of all such Secured Obligations under the Holdings Pledge Agreement and Subsidiary Pledge Agreement, as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended hereby.

     4.3 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     4.4 Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5  MISCELLANEOUS

     5.1 This Second Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

     5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     5.3 On and after the Second Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     5.4 Except as specifically amended by this Second Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.5 The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

     5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     5.7 THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     5.8 This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower, Holdings and Agents of written or telephonic notification of such execution and authorization of delivery thereof.


                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWER:                           ROSE HILLS COMPANY


                                    By:____________________________
                                       Name:
                                       Title:

CREDIT SUPPORT
PARTIES:                            ROSE HILLS HOLDINGS CORP.


                                    By:____________________________
                                       Name:
                                       Title:

                                    RH MORTUARY CORPORATION


                                    By:____________________________
                                       Name:
                                       Title:

                                    ROSE HILLS, INC.


                                    By:____________________________
                                       Name:
                                       Title:

                                    RH SATELLITE PROPERTIES, CORP.


                                    By:____________________________
                                       Name:
                                       Title:

                                  A.L. CEMETERY


                                    By:____________________________
                                       Name:
                                       Title:

                                  HARBOR LAWN MEMORIAL PARK, INC.


                                  By:____________________________
                                     Name:
                                     Title:

                                  COLTON FUNERAL CHAPEL, INC.


                                  By:____________________________
                                     Name:
                                     Title:

                                  CUSTER CHRISTIANSEN COVINA


                                  By:____________________________
                                     Name:
                                     Title:



                                  DIMOND SERVICE CORPORATION


                                  By:____________________________
                                     Name:
                                     Title:


                                  GLASBAND-WILLEN MORTUARIES


                                  By:____________________________
                                    Name:
                                    Title:

                                  GROVE COLONIAL MORTUARY, INC.


                                  By:____________________________
                                    Name:
                                    Title:


                                  NEEL FUNERAL DIRECTORS, INC.


                                  By:____________________________
                                    Name:
                                    Title:

                                  RICHARDSON-PETERSON MORTUARY, INC.


                                  By:____________________________
                                     Name:
                                     Title:

                                  SAN FERNANDO MORTUARY, INC.


                                  By:____________________________
                                     Name:
                                     Title:

                                  WHITE FUNERAL HOME, INC.


                                  By:____________________________
                                     Name:
                                     Title:

                                  ROSE HILLS MORTUARY, INC.


                                  By:____________________________
                                     Name:
                                     Title:


                                  ROSE HILLS MORTUARY, L.P.


                                  By:____________________________
                                     Name:
                                     Title:

SYNDICATION AGENT,                GOLDMAN SACHS CREDIT PARTNERS L.P.
ARRANGING AGENT AND
A LENDER:
                                  By:__________________________
                                     Authorized Signatory

ADMINISTRATIVE AGENT AND            THE BANK OF NOVA SCOTIA
A LENDER:

                                    By:____________________________
                                       Name:
                                       Title:

LENDER:                             FIRST UNION NATIONAL BANK


                                    By:____________________________
                                       Name:
                                       Title:

                              INDOSUEZ CAPITAL FUNDING III, LIMITED
                              By:  Indosuez Capital as Portfolio Advisor


                              By:____________________________
                                 Name:
                                 Title:

                                    CERES FINANCE LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Managing Agent


                                    By:____________________________
                                       Name:
                                       Title:

                                    FLOATING RATE PORTFOLIO
                                    By: INVESCO Senior Management, Inc.
                                        As Attorney in fact


                                    By:____________________________
                                       Name:
                                       Title:

                                    AMARA-1 FINANCE, LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Advisor


                                    By:____________________________
                                       Name:
                                       Title:

                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Portfolio Advisor


                                    By:____________________________
                                       Name:
                                       Title:

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Management, Inc.
                                        As Investment Advisor


                                    By:____________________________
                                       Name:
                                       Title:

                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Management, Inc.
                                        As Sub-Managing Agent


                                    By:____________________________
                                       Name:
                                       Title:

                                    MERRILL LYNCH SENIOR
                                      FLOATING RATE FUND, INC.


                                    By:____________________________
                                       Name:
                                       Title:

                            [Intentionally omitted.]

                            [Intentionally omitted.]

                                    MORGAN STANLEY DEAN WITTER
                                      PRIME INCOME TRUST


                                    By:____________________________
                                       Name:
                                       Title:

                                    EATON VANCE


                                    By:____________________________
                                       Name:
                                       Title:

                                    HIGHLAND CAPITAL MANAGEMENT


                                    By:____________________________
                                       Name:
                                       Title:

                                Schedule 7.7(xi)
                                ----------------

                          Sale/Sublease of Properties

          "Grove Colonial Mortuary" means that certain mortuary located in San Bernardino, CA.

          "Grove Colonial Mortuary Transaction" means either (i) a sublease by the Borrower of the Grove Colonial Mortuary in the approximate amount of $48,000 per year and 5% of the annual revenue in excess of $650,000 or (ii) a sale of the Grove Colonial Mortuary for consideration and on terms and conditions reasonably satisfactory to the Agents.

          "Home of Peace Memorial Park" means that certain cemetery located in Los Angeles, CA.


          "Richardson-Peterson Mortuary" means that certain mortuary located in Ontario, CA.

          "Richardson-Peterson Mortuary Sublease" means either (i) a sublease agreement between Borrower and Grupo Deco America Corporation whereby Borrower shall sublease to Grup Deco America Corporation the Richardson-Peterson Mortuary for a term expiring in May 2003 in the approximate amount of $48,000 per year and 5% of the annual revenue or (ii) a sale of the Richardson-Peterson Mortuary for consideration and on terms and conditions reasonably satisfactory to the Agents.

          "R-L Malinow/Glasband-Weinstein Mortuaries" means that certain mortuary located in West Hollywood, CA.

          "Home of Peace Memorial Park and R-L Malinow/Glasband-Weinstein Mortuary Transaction" means either (i) the bundled sale of both locations for $1.0 million ($150,000 in cash and a seller financed note for $850,000), or alternatively, (ii) an individual sale of either the Home of Peace Memorial Park and/or the R-L Malinow/Glasband-Weinstein Mortuaries for consideration and on terms and conditions reasonably satisfactory to the Agents.